                                                                    EXHIBIT 99.2

                                   [FORM OF]
                             LETTER OF TRANSMITTAL

  TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING COMMON SHARES, NO PAR VALUE

                                       OF

                           NATIONAL INFORMATION GROUP
                                  ("NATIONAL")

   SURRENDERED IN CONNECTION WITH THE MERGER OF A WHOLLY-OWNED SUBSIDIARY OF

                    THE FIRST AMERICAN FINANCIAL CORPORATION
                               ("FIRST AMERICAN")

                             WITH AND INTO NATIONAL

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                           TRANSMITTAL IS COMPLETED.

                            ------------------------

    This Letter of Transmittal must accompany certificates ("NATIONAL CERTIFICATES") formerly representing common shares, no par value ("NATIONAL SHARES"), of National surrendered in connection with the merger (the "MERGER") of Pea Soup Acquisition Corp. ("PEA SOUP"), a wholly-owned subsidiary of First American, with and into National.

    By delivering National Certificates, the registered holder of such National Certificates releases First American, Pea Soup, National and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such National Shares or the exchange of such National Shares pursuant to the Agreement and Plan of Merger, dated as of November 17, 1998, by and between National, First American and Pea Soup, as amended (the "MERGER AGREEMENT").

    This Letter of Transmittal should be promptly (a) completed and signed in the space provided below and on the attached Substitute Form W-9 and (b) mailed or delivered with your National Certificates to First American Trust Company which is acting as exchange agent (the "EXCHANGE AGENT") in connection with the Merger at the following address:

                        BY MAIL/OVERNIGHT DELIVERY/HAND:
                          First American Trust Company
                             421 North Main Street
                            Santa Ana, CA 92701-4642
                             Attn: Trust Operations

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (800) 854-3643

    DELIVERY OF THIS LETTER OF TRANSMITTAL OR NATIONAL CERTIFICATES TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    PLEASE DO NOT SEND STOCK CERTIFICATES TO FIRST AMERICAN OR NATIONAL.

    Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Proxy
Statement/Prospectus (as defined below).

/ / If any National Certificate which you own have been lost, stolen or destroyed, check this box and see Instruction 10. Please fill out the remainder of this Letter of Transmittal and indicate here the number of National Shares formerly represented by such National Certificate:
     -------------------

    The registered holder of the National Shares represented by the National Certificates surrendered hereby has been advised that the shareholders of National representing more than 50% of the votes entitled to be cast by holders of common shares, no par value, of National have approved the merger of Pea Soup with and into National and that such Merger has been consummated and became
effective on         , 1999 (the "EFFECTIVE TIME").

    Pursuant to the Merger Agreement, the undersigned surrenders the enclosed National Certificate(s), which immediately prior to the Effective Time represented National Shares in exchange for common shares, $1.00 par value, of First American (the "FIRST AMERICAN SHARES").

    The undersigned understands that to receive certificates for the First American Shares, the Exchange Agent must receive the following.

    - This Letter of Transmittal properly completed.

    - National Certificate(s) formerly representing such holder's National
      Shares.

    - Any other documents required by this Letter of Transmittal.

    The undersigned further understands that this Letter of Transmittal is subject to (a) the terms, conditions and limitations set forth in the Proxy
Statement/Prospectus, dated         , 1999, relating to the Merger (the "PROXY
STATEMENT/PROSPECTUS"), receipt of which is hereby acknowledged, (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. The acceptance by the Exchange Agent on behalf of First American of the National Certificate(s) delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and First American upon the terms and subject to the conditions set forth in (a),
(b) and (c) listed above.

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the National Certificates surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen National Certificates, free and clear of any liens, claims, charges or encumbrances whatsoever.

    BY DELIVERING THE NATIONAL CERTIFICATES, THE REGISTERED HOLDER THEREOF (A) REPRESENTS AND WARRANTS THAT SUCH HOLDER HAS THE FULL POWER AND AUTHORITY TO SURRENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE NATIONAL SHARES SURRENDERED HEREBY, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE FIRST AMERICAN WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NATIONAL SHARES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES AND (B) AGREES, UPON REQUEST, TO EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY FIRST AMERICAN OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE NATIONAL SHARES SURRENDERED HEREBY.

    THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT (A) THE METHOD OF DELIVERY OF THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS AND TITLE TO SUCH CERTIFICATE(S) SHALL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE CERTIFICATE(S), (B) ALL QUESTIONS AS TO THE SURRENDER OF CERTIFICATE(S) HEREUNDER SHALL BE DETERMINED BY THE EXCHANGE AGENT IN ITS REASONABLE DISCRETION, AND SUCH DETERMINATION SHALL BE BINDING AND CONCLUSIVE., (C) NO AUTHORITY HEREBY CONFERRED OR AGREED TO BE CONFERRED HEREBY SHALL BE AFFECTED BY, AND ALL SUCH AUTHORITY SHALL SURVIVE, THE UNDERSIGNED'S DEATH OR INCAPACITY AND (D) ALL OF THE UNDERSIGNED'S OBLIGATIONS HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

    Unless otherwise indicated, please issue any certificate for First American Shares and any cash payment in lieu of fractional shares, as discussed in the Proxy Statement/Prospectus, in the name of the registered holder of the National Shares tendered therefor and mail such certificate and/or cash payment to such holder's address set forth below. In the event that either or both of the boxes entitled "Special Delivery Instructions" and "Special Issuance Instruction" are completed, please issue any certificates for First American Shares and any cash payment in lieu of fractional shares in the name(s) of and mail such certificate and/or cash payment to the person(s) so indicated.

-------------------------------------------------------------------------------------------
                   DESCRIPTION OF SURRENDERED NATIONAL SHARE CERTIFICATES
-------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER OF
                                                                                 SHARES
          NAME(S) AND ADDRESS(ES) OF REGISTERED               CERTIFICATE    REPRESENTED BY
           HOLDER(S) (PLEASE FILL IN IF BLANK)                 NUMBER(S)       CERTIFICATE
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                        TOTAL NUMBER OF SHARES SURRENDERED:
-------------------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 6)

    Fill in ONLY if any new stock certificate(s) representing First American Shares (as defined below) is to be registered in a name OTHER than that set forth above.

    Register the First American Share certificate(s) in the name of:

    Name:      -------------------------------------------------------
               (please print)

    Address:
               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

    Please complete the Substitute Form W-9 included herein.

    Tax I.D. or Social Security Number:
                                          ------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 6)

    Fill in ONLY if any new stock certificate(s) representing First American Shares is to be registered in the name set forth above but DELIVERED to an address OTHER than that set forth above.

    Mail the First American Share Certificate(s) to:

    Name:      -------------------------------------------------------
               (please print)

    Address:
               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

               -------------------------------------------------------

             PLEASE SIGN HERE AND ON THE SUBSTITUTE FORM W-9 BELOW

Signature(s):___________________________________________________________________

Dated:____________________________  Telephone Number:___________________________

    Must be signed by the registered holder of the National Shares exactly as such holder's name appears on the National Certificate(s) surrendered or by the person(s) to whom the National Certificate(s) surrendered has been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper documentary evidence of the appointment and authority of such person so to act (see Instruction 4).

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 2)

Signature(s) Guaranteed by:_____________________________________________________

Date:___________________________________________________________________________

Title of Officer Signing this Guarantee (please print):_________________________

Name of Guaranteeing Firm (please print):_______________________________________

Address of Guaranteeing Firm (please print):____________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal, together with any National Certificates to be surrendered (duly endorsed in blank), is to be properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, if National Certificates are to be forwarded herewith.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED.

    The Exchange Agent will not accept any alternative, conditional or contingent surrenders. Each surrendering holder, by execution of a Letter of Transmittal (or a facsimile thereof), waives any right to receive any notice of the acceptance of such surrender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by Holder, unless such Holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above.

    In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 4. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein) (a) a bank, (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (c) a credit union, (d) a national securities exchange, registered securities association or clearing agency or (e) a savings association that is a participant in a securities transfer association.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Surrendered National Shares" is inadequate, please attached a separate signed schedule containing the information therein.

    4. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder of the National Shares surrendered hereby, the signature must correspond exactly with the name as written on the face of the National Certificates without alteration, enlargement or any change whatsoever.

    If any of the National Shares surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any surrendered National Shares are registered in different names on several National Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of National Certificates.

    If this Letter of Transmittal or any National Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent, in its sole discretion, of such persons' authority to so act.

    When this Letter of Transmittal is signed by the registered holder of the National Shares surrendered hereby, no endorsement of National Certificates or separate stock powers is required unless First American Shares are to be issued in the name of a person other than such registered holder. Signatures on such National Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the National Shares surrendered hereby, the National Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name of such registered holder appears on the National Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as First American or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the National Shares. Signatures on such National Certificates or stock powers must be guaranteed by an Eligible Institution.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If First American Shares are to be issued in the name of a person other than the registered holder of the National Shares surrendered hereby, or if First American Shares are to be sent to someone other than such holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. National Certificates for National Shares not exchanged will be returned by mail unless the appropriate boxes on this Letter of Transmittal are completed.

    7. IRREGULARITIES. The Exchange Agent will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any surrendered National Shares, which determination shall be final and binding on all parties. The Exchange Agent reserves the absolute right to reject any and all surrenders which it determines to not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Exchange Agent, be unlawful. The Exchange Agent also reserves the absolute right, subject to applicable law, to waive any of the conditions to or any irregularity in any surrender of National Shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Exchange Agent's interpretation of the terms and conditions of any surrender (including with respect to this Letter of Transmittal and the instructions hereto) will be final and binding. No surrender of National Shares will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of First American, the Exchange Agent, any affiliates or assigns of First American or the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth in this Letter of Transmittal. Additional copies of the Proxy Statement/Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose surrendered National Shares are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to National Shares surrendered pursuant to the Merger may be subject to 31% backup withholding.

    The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the National Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the National Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the National Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the National Shares. If the National Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

    Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any National Certificates representing National Shares have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The registered holder thereof will then be instructed as to the steps that must be taken in order to replace the National Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen National Certificates have been followed.

    11. SECURITY TRANSFER TAXES. Holders who surrender their National Shares for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, First American Shares are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the National Shares tendered, or if a transfer tax is imposed for any reason other than the exchange of National Shares in connection with the Merger, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

-------------------------------------------------------------------------------------------
                                      PAYER'S NAME: FIRST AMERICAN TRUST COMPANY
-------------------------------------------------------------------------------------------
SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      Social security number
FORM W-9                        CERTIFY BY SIGNING AND DATING BELOW.                                   OR
DEPARTMENT OF THE TREASURY                                                               Employer identification number
INTERNAL REVENUE SERVICE                                                                 ------------------------------
------------------------------------------------------------------------------------------------------------------

PAYER'S REQUEST FOR TAXPAYER    PART 2--CERTIFICATION--Under penalties of perjury, I certify that:
IDENTIFICATION NUMBER (TIN)     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
                                (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                    IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------

                                CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you     PART 3--
                                have been notified by the IRS that you are currently subject to backup   Awaiting TIN 9
                                withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
                                PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
                                AVOID BACKUP WITHHOLDING.

                                SIGNATURE DATE
                                NAME (Please Print)
                                ADDRESS (Please Print)
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature_________________________________  Date________________________________

Name (Please Print)_____________________________________________________________

Address (Please Print)__________________________________________________________